UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)

September 5, 2008

AB&T FINANCIAL CORP.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	000-53249	84-1653729
(State or other jurisdiction Of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification No.)

292 West Main Avenue, Gastonia, North Carolina 28054

(Address of Principal Executive Offices) (Zip Code)

(704) 867-5828

(Registrant’s Telephone Number Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01          DEPARTURE OR DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)          On September 2, 2008 (the “Effective Date)”, Wayne F. Shovelin, Board Chairman of AB&T, announced the departure of G. William Sudyk, President and CEO. Sudyk was the organizing CEO for AB&T which was chartered in 2005 as a full service community bank.

(c )          Mr. Dan Ayscue, Chief Financial Officer and Chief Operating Officer has been named Interim President/CEO. Mr. Ayscue was also an organizing officer of AB&T and has 20 years banking experience. A press release issued on September 5, 2008 announcing this appointment is filed as Exhibit 99.1 to this report.

Item 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibit 99.1 Press Release dated September 5, 2008 announcing the departure of G. William Sudyk

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 5, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 8, 2008
                                                                                                AB&T Financial Corp.

                                                                                                By: /s/Daniel C. Ayscue

                                                                                                     Daniel C. Ayscue
                                                                                                     Interim President
                                                                                                     Chief Financial Officer
                                                                                                     (Principal Accounting Officer and officer
                                                                                                      authorized to sign on behalf of registrant)